UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2017

PDL COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

Federal	333-217275	Applied For
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2244 Westchester Avenue, Bronx, New York		10462
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (718) 931-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement

On July 31, 2017, PDL Community Bancorp, a federal corporation in formation (the “Company”), Ponce De Leon Federal Bank (the “Bank”) and Ponce Bank Mutual Holding Company, a federal mutual holding company in formation (the “MHC”) entered into an Agency Agreement with Raymond James & Associates, Inc. (“RJA”), who will assist in the marketing of the Company’s common stock during its stock offering.

For its services in the subscription and community offerings, RJA will receive (i) a non-refundable management fee of $50,000 and (ii) a service fee of 1.0% of the aggregate dollar amount of all shares of common stock sold in the subscription and community offerings. No fee will be paid on any shares purchased by the Bank’s directors, officers or employees or members of their immediate families, or on shares purchased by any employee benefit plan or trust established for the benefit of the Bank’s directors, officers and employees or on shares contributed to a new charitable foundation, the Ponce De Leon Foundation. The service fee will be reduced by the management fee. In the event a syndicated community offering is conducted, the Company will pay fees not to exceed 6.0% of the aggregate dollar amount of shares of common stock sold in the syndicated community offering to RJA and any other broker-dealers included in the syndicated community offering.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-217275) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated July 31, 2017.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

1.1	Agency Agreement dated July 31, 2017, by and among the Company, the Bank, the MHC and RJA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PDL COMMUNITY BANCORP

DATE: August 2, 2017	By:	/s/ Carlos P. Naudon
Carlos P. Naudon
President and Chief Executive Officer